As filed with the Securities and Exchange Commission on November 6, 2003
                                                      Registration No. 333-14010
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            _________________________

                   Post-Effective Amendment No. 1 to Form F-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ____________________

   TEVA PHARMACEUTICAL INDUSTRIES LIMITED           TEVA PHARMACEUTICAL FINANCE N.V.
  (Exact name of Registrant as specified in      (Exact name of Registrant as specified
 its charter and translation of Registrant's                in its charter)
             name into English)

         Israel                   N.A.           Netherlands Antilles              N.A.
     (State or other        (I.R.S. Employer       (State or other           (I.R.S. Employer
     jurisdiction of         Identification        jurisdiction of            Identification
    incorporation or              No.)             incorporation or                No.)
      organization)                                 organization)

               5 Basel Street                         c/o MeesPierson Trust (Curacao) N.V.
                P.O. Box 3190                                  J.B. Gorsiraweg 14
          Petach Tikva 49131 Israel                      Curacao, Netherlands Antilles
               972-3-926-7267                                    599-9-463-9113
     (Address, including zip code, and                 (Address, including zip code, and
             telephone number,                                 telephone number,
            including area code,                              including area code,
of Registrant's principal executive offices)      of Registrant's principal executive offices)

                         Teva Pharmaceuticals USA, Inc.
                                1090 Horsham Road
                         North Wales, Pennsylvania 19454
                         Attention: William A. Fletcher
                                 (215) 591-3000
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 with copies to:
                              PETER H. JAKES, Esq.
                            JEFFREY S. HOCHMAN, Esq.
                            Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                            New York, New York 10019
                                 (212) 728-8000

                            _________________________

                       DEREGISTRATION OF UNSOLD SECURITIES
                            _________________________

     $121,215,000 aggregate principal amount of 0.75% Convertible Senior Debentures due 2021 (the "Debentures") of Teva Pharmaceutical Finance N.V., the guarantee thereof by Teva Pharmaceutical Industries Limited ("Teva") and 2,824,734 American Depositary Receipts ("ADRs") evidencing American Depositary Shares, each representing one ordinary share, par value 0.10 NIS ("Ordinary Shares"), of Teva, into which the Debentures are convertible (giving effect to the two-for-one stock split of the Ordinary Shares in December 2002) previously registered for sale to the public by selling securityholders under this Registration Statement are hereby withdrawn from registration. Such Debentures, guarantee and ADRs represent all the securities remaining unsold under this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Curacao, Netherlands Antilles, on November 6, 2003.

                                    TEVA PHARMACEUTICAL FINANCE N.V.


                                    By:  /s/Ido Weinstein
                                         -----------------------
                                         Ido Weinstein
                                         Managing Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Name                               Title(s)             Date
------------------------------------   ----------------------   ----------------
                                          Managing Director     November 6, 2003
                                        (Principal Executive
                                         Officer, Principal
                                       Financial Officer and
                                       Principal Accounting
        /s/Ido Weinstein                      Officer)
------------------------------------
        Ido Weinstein


/s/Steven Melkman /s/Lucie de Jong         Managing Director    November 6, 2003
------------------------------------
MeesPierson Trust (Curacao) N.V., by
Steven Melkman/Lucie de Jong,
    Authorized Signatories


    /s/Theo J. Andriessen                  Managing Director    November 6, 2003
------------------------------------
     Theo J. Andriessen


                                            Authorized U.S.     November 6, 2003
   /s/William A. Fletcher                   Representative
------------------------------------
     William A. Fletcher

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Petach Tikva, Israel, on November 6, 2003.

                                    TEVA PHARMACEUTICAL INDUSTRIES LIMITED




                                    By:  /s/Israel Makov
                                         -------------------------------------
                                         Israel Makov
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Name                               Title(s)             Date
------------------------------------   ----------------------   ----------------


            *                          Chairman and Director    November 6, 2003
------------------------------------
        Eli Hurvitz


     /s/ Israel Makov                  President and Chief      November 6, 2003
------------------------------------    Executive Officer
       Israel Makov                    (Principal Executive
                                             Officer)


   /s/ Dan S. Suesskind                Chief Financial Officer  November 6, 2003
------------------------------------    (Principal Financial
     Dan S. Suesskind                   Officer and Principal
                                         Accounting Officer)


            *                                 Director          November 6, 2003
------------------------------------
       Ruth Cheshin


                                              Director                    , 2003
------------------------------------
     Abraham E. Cohen


                                              Director                    , 2003
------------------------------------
        Leslie Dan

            *                                 Director          November 6, 2003
-----------------------------------
       Amir Elstein


            *                                 Director          November 6, 2003
------------------------------------
      Prof. Meir Heth


            *                                 Director          November 6, 2003
------------------------------------
     Prof. Moshe Mani


                                              Director                    , 2003
------------------------------------
     Dr. Leora Meridor


                                              Director                    , 2003
------------------------------------
       Dr. Max Reis


            *                                 Director          November 6, 2003
------------------------------------
    Prof. Michael Sela


            *                                 Director          November 6, 2003
------------------------------------
        Dov Shafir


                                              Director                    , 2003
------------------------------------
   Prof. Gabriela Shalev


            *                                 Director          November 6, 2003
------------------------------------
       Harold Snyder


                                           Authorized U.S.      November 6, 2003
/s/ William A. Fletcher                    Representative
------------------------------------
    William A. Fletcher


*By:/s/ Dan S. Suesskind
    --------------------------------
     Dan S. Suesskind
     Attorney-in-Fact